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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 30, 2000
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                            South Jersey Gas Company
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             (Exact name of registrant as specified in its charter)


         New Jersey                  0-22211                  21-0398330
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(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)

   One South Jersey Plaza, Route 54, Folsom, NJ             08037
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     (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (609) 561-9000
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ITEM 5. OTHER EVENTS

     On June 26, 2000, South Jersey Gas Company (the "Company") entered into a First Amendment to Distribution Agreement covering the issuance and sale by the Company of its Secured Medium Term Notes (the "Notes"). The Company registered the Notes under the Securities Act of 1933 (the "Securities Act") pursuant to a Registration Statement on Form S-3 (File No. 333-62019). On June 29, 2000, the Company entered into a Pricing Agreement with respect to the sale of $10,000,000 aggregate principal amount of its Secured Medium Term Notes, Series A 2000-1 due August 1, 2018.

Incorporation of Certain Documents by Reference

     Pursuant to Rule 411 of Regulation C under the Securities Act and in reliance on Ambac Assurance Corporation, SEC No-Action Letter (December 19,
1996), the Company does hereby incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1999 and December 31, 1998 and for the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2000 and for the periods ending March 31, 2000 and March 31, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2000 (which was filed with the Securities and Exchange Commission on May 12,
2000) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File No. 333-62019); and (iii) the pricing supplement to the Registration Statement dated June 30, 2000 relating to the Notes filed pursuant to Rule 424(b) under the Securities Act.

     In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG LLP, independent accountants for Ambac Assurance Corporation, insurer of the Notes, to the use of its name and the incorporation by reference of their report in the Registration Statement and the pricing supplement. The consent of KPMG LLP is filed herewith as Exhibit 23.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

            1.1  First Amendment to Distribution Agreement dated June 26, 2000.

            1.2  Pricing Agreement dated June 29, 2000.

            23.1 Consent of Cozen and O'Connor.

            23.2 Consent of KPMG LLP.

                                    SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2000          SOUTH JERSEY GAS COMPANY


                              By: /s/ David A. Kindlick
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                                 Name: David A. Kindlick
                                 Title: Senior Vice President, Finance & Rates


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